SCHEDULE 14A

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Harbin Electric, Inc.
No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
Harbin Kai Fa Qu, Harbin
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON November 15, 2007

Dear Stockholders:

NOTICE IS HEREBY GIVEN that an Annual Meeting of the Stockholders of Harbin Electric, Inc., a Nevada corporation (the “Company”), will be held at No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu Harbin Kai Fa Qu, Harbin, People’s Republic of China on November 15, 2007 at 8:30 a.m. (local time), for the purposes of considering and acting upon the following proposals:

1. To elect seven directors to the board of directors (the “Board of Directors”) of the Company to serve until the next annual meeting of stockholders held to elect directors and until their successors are elected and qualified;

2. To ratify the appointment of Moore Stephen Wurth Frazer and Torbet, LLP as the Company’s independent auditors; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 11, 2007, as the record date (the “Record Date”) for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. You are urged to fill in the enclosed proxy and to sign and forward it in the enclosed business reply envelope, which requires no postage if mailed in the United States. It is important that your shares be represented at the meeting. Any stockholder who signs and sends in a proxy may revoke it by executing a new proxy with a later date, by written notice of revocation to the Secretary of the Company at any time before it is voted, or by attending the meeting and voting in person. Your vote is important regardless of the number of shares of stock that you hold.

By order of the Board of Directors

/s/ Tianfu Yang
Tianfu Yang Chairman of the Board of Directors and Chief Executive Officer

October 15, 2007

Harbin Electric, Inc.
No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
Harbin Kai Fa Qu, Harbin
People’s Republic of China

PROXY STATEMEN
for
Annual Meeting of Stockholders
to be held on November 15, 2007

INTRODUCTION

Your proxy is solicited by the Board of Directors of Harbin Electric, Inc., a Nevada corporation (the “Company”, “Harbin”, “we”, “us” or “our”), for use at the Annual Meeting of Stockholders to be held at No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu Harbin Kai Fa Qu, Harbin, People’s Republic of China on November 15, 2007 at 8:30 a.m. (local time), for the following purposes:

1. To elect seven directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders held to elect directors and until their successors are elected and qualified;

2. To ratify the appointment of Moore Stephen Wurth Frazer and Torbet, LLP as the Company’s independent auditors; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has set October 11, 2007, as the Record Date to determine those holders of common stock, par value $0.00001 per share, of the Company who are entitled to notice of, and to vote at, the Annual Meeting. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office during the 10-day period preceding the meeting.

The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about October 17, 2007.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 17,667,955 shares of common stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. You may revoke your proxy card at any time before its exercise at the Annual Meeting by giving our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

The presence, in person or by proxy, of a majority of the outstanding shares of common stock is required to establish a quorum. Each stockholder of record is entitled to one vote for each share held on all matters to come before the meeting. All proxies which are returned will be counted by the inspector of elections or the Secretary of the Company in determining the presence of a quorum and on each issue to be voted on for which a vote was cast. An abstention from voting or a broker non-vote will be counted for purposes of determining the presence of a quorum, but will not be counted in the voting process.

The shares represented by proxies that are returned properly signed will be voted in accordance with each stockholder’s directions. If the proxy card is signed and returned without direction as to how the shares are to be voted, the shares will be voted as recommended by the Board of Directors.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

Why is Harbin seeking stockholder approval for these proposals?

Proposal No. 1: The General Corporation Law of the State of Nevada and rules applicable to the Company as a result of the listing of our common stock on The Nasdaq Stock Exchange require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed Moore Stephen Wurth Frazer and Torbet, LLP to serve as the Company’s independent auditors for the 2007 fiscal year. The Company elects to have its stockholders ratify such appointment.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 17,667,955 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, Harbin Electric, Inc., at the Company’s Philadelphia address located at 2 Penn Center, Suite 1306, Philadelphia, PA, 19102. The Company’s telephone number at the Philadelphia address is (215) 854-8470.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock by:

(i)	each person known to beneficially own more than five percent of our common stock;

(ii)	each of our directors, nominees, and executive officers; and

(iii)	all of our directors and executive officers as a group.

The number of shares beneficially owned by each director, nominee or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power. In addition, beneficial ownership includes any shares that the individual has the right to acquire within 60 days. Unless otherwise indicated, each person listed below has sole investment and voting power (or shares such powers with his or her spouse). In certain instances, the number of shares listed includes (in addition to shares owned directly) shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership		Percentage of Class (1)
Common Stock	Tianfu Yang	9,953,354	(2)	56.27%
	Harbin Electric, Inc.
	No. 9 Ha Ping Xi Lu
	Ha Ping Lu Ji Zhong Qu
	Harbin Kai Fa Qu, Harbin
	People’s Republic of China 150060

Common Stock	Suofei Xu	611,667	(3)	3.45%
	Harbin Electric, Inc.
	No. 9 Ha Ping Xi Lu
	Ha Ping Lu Ji Zhong Qu
	Harbin Kai Fa Qu, Harbin
	People’s Republic of China 150060

Common Stock	Tianli Yang	611,667	(4)	3.45%
	Harbin Electric, Inc.
	No. 9 Ha Ping Xi Lu
	Ha Ping Lu Ji Zhong Qu
	Harbin Kai Fa Qu, Harbin
	People’s Republic of China 150060

Common Stock	Zedong Xu	461,667	(5)	2.61%
	Harbin Electric, Inc.
	No. 9 Ha Ping Xi Lu
	Ha Ping Lu Ji Zhong Qu
	Harbin Kai Fa Qu, Harbin
	People’s Republic of China 150060

Common Stock	Ching Chuen Chan	50,000	(6)	*
	Harbin Electric, Inc.
	No. 9 Ha Ping Xi Lu
	Ha Ping Lu Ji Zhong Qu
	Harbin Kai Fa Qu, Harbin
	People’s Republic of China 150060

Common Stock	Patrick McManus	58,333	(7)	*
	Harbin Electric, Inc.
	2 Penn Center, Suite 1306
	Philadelphia, PA 19102

Common Stock	David Gatton	58,333	(8)	*
	Harbin Electric, Inc.
	2 Penn Center, Suite 1306
	Philadelphia, PA 19102

Common Stock	Feng Bai	86,667	(9)	*
	Harbin Electric, Inc.
	2 Penn Center, Suite 1306
	Philadelphia, PA 19102

Common Stock	Yunyue Ye	45,000		*
	Harbin Electric, Inc.
	No. 9 Ha Ping Xi Lu
	Ha Ping Lu Ji Zhong Qu
	Harbin Kai Fa Qu, Harbin
	People’s Republic of China 150060

Common Stock	First Wilshire Securities Management, Inc.	1,892,023	(10)	10.70%

Common Stock	Citadel Equity Fund Ltd.	1,895,543	(11)	10.72%

Common Stock	Shares of all directors and executive officers as a group (9 persons)	11,936,688	(12)	65.78%

* Indicates less than one percent.

(1)	Based on 17,667,955 shares of common stock outstanding as of October 11, 2007.

(2)
Includes options to acquire 17,500 shares of common stock exercisable within 60 days of October 11, 2007. Also includes 3,250,000 shares of common stock owned by Hero Wave Investments Limited, a British Virgin Islands company (“Hero”). Mr. Yang is the sole owner of the equity of Hero and has voting and dispositive control over the shares of common stock held by Hero.

(3)
Includes options to acquire 11,667 shares of common stock exercisable within 60 days of October 11, 2007. Also includes 600,000 shares of common stock owned by Sea Giant Investments Limited, a British Virgin Islands company (“Sea Giant”). Mr. Xu is the sole owner of the equity of Sea Giant and has voting and dispositive control over the shares of common stock held by Sea Giant.

(4)
Includes options to acquire 11,667 shares of common stock exercisable within 60 days of October 11, 2007. Also includes 600,000 shares of common stock owned by Broad Globe Investments Limited, a British Virgin Islands company (“Broad Globe”). Mr. Yang is the sole owner of the equity of Broad Globe and has voting and dispositive control over the shares of common stock held by Broad Globe.

(5)
Includes options to acquire 11,667 shares of common stock exercisable within 60 days of October 11, 2007. Also includes 450,000 shares of common stock owned by Victory Lake Investments Limited, a British Virgin Islands company (“Victory Lake”). Mr. Xu is the sole owner of the equity of Victory Lake and has voting and dispositive control over the shares of common stock held by Victory Lake.

(6)	Includes options to acquire 50,000 shares of common stock exercisable within 60 days of October 11, 2007.

(7)	Includes options to acquire 58,333 shares of common stock exercisable within 60 days of October 11, 2007.

(8)	Includes options to acquire 58,333 shares of common stock exercisable within 60 days of October 11, 2007.

(9)
Includes 66,667 shares held of record and options to acquire 20,000 shares of common stock exercisable within 60 days of October 11, 2007, held by Lighthouse Consulting Limited, an affiliate of Mr. Bai Feng, who may be deemed to beneficially own the shares.

(10)
First Wilshire Securities Management, Inc. (“First Wilshire”) filed a Schedule 13G with the Securities and Exchange Commission on March 13, 2007 in which it reported beneficial ownership of 1,892,023 shares of common stock, consisting of sole voting power over 811,826 shares of common stock and sole dispositive power over 1,892,023 shares of common stock. The business address for First Wilshire is 1224 East Green Street, Suite 200, Pasadena, California 91106.

(11)
Citadel Limited Partnership, an Illinois limited partnership (“CLP”), Citadel Investment Group, L.L.C., a Delaware limited liability company (“CIG”), Citadel Investment Group (Hong Kong) Limited, a Hong Kong company (“CIGHK”), Kenneth Griffin, a natural person (“Griffin”), Citadel Wellington LLC, a Delaware limited liability company (“CW”), Citadel Kensington Global Strategies Fund Ltd., a Bermuda company (“CKGSF”) and Citadel Equity Fund Ltd., a Cayman Islands company (“CEF,” and collectively, together with CLP, CIG, CIGHK, Griffin, CW and CKGSF, the “Citadel Group”) filed an amendment to its Schedule 13D with the Securities and Exchange Commission (the “SEC”) on March 19, 2007 in which the Citadel Group reported beneficial ownership of 1,895,543 shares of common stock, consisting of sole voting power over no shares of common stock, shared voting power of 1,895,543 shares of common stock, sole dispositive power over no shares of common stock and shared dispositive power over 1,895,543 shares of common stock. The business address for the Citadel Group is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(12)	Includes aggregate options to acquire 285,834 shares of common stock exercisable within 60 days of October 11, 2007.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Board of Directors has nominated seven (7) persons to stand for election. If elected at the Annual Meeting, each nominee will hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Set forth below are the names, age and position of each nominee for director of the Company followed by a summary of each nominee’s background and principal occupations.

Name	Age	Title	Director Since
Tianfu Yang	46	Chief Executive Officer and Chairman of the Board of Director	January 24, 2005
Suofei Xu	43	Vice President and Director	January 24, 2005
Ching Chuen Chan (3)	70	Independent Director	February 1, 2005
Patrick McManus (1)(2)(3)	53	Independent Director	February 1, 2005
David Gatton (1)(2)(3)	54	Independent Director	February 1, 2005
Feng Bai (1)(2)	37	Independent Director	October 12, 2006
Yunyue Ye	55	Independent Director	October 12, 2006

(1) Serves as a member of the Audit Committee.

(2) Serves as a member of the Compensation Committee.

(3) Serves as a member of the Nominating and Corporate Governance Committee.

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company.

INFORMATION ABOUT THE NOMINEES

Tianfu Yang, Chairman & Chief Executive Officer - Since January 24, 2005, Mr. Tianfu Yang, age 46, has been the Chairman of the Board and CEO of Harbin Electric. From May 2003 until now, Mr. Yang has been the Chairman and CEO of Harbin Tech Full Electric Co., Ltd. From 2000 until now, he has been the Chairman and CEO of Harbin Tech Full Industry Co., Ltd. From 1994 to 2000, he was the President of Harbin Tianheng Wood Industry Manufacture Co., Ltd. From 1991 to 1994, Mr. Yang was the President of Hong Kong Lianfa Real Estate Company. From 1988 to 1991, he was the President of Hong Kong Property Management Development. From 1986-1988, he was the President of Helongjiang Cultural Development Company and Guangzhou Subsidiary Company. Mr. Yang graduated from Zhejiang University with a Masters degree in Electric Motor Automation and Control. From 1978 to 1979, he was a professional member in the Heilongjiang Province Aeromodelling Team, twice becoming free-style aeromodelling champion in national competition. Mr. Yang is currently the commissioner of the China Electro-Technical Society (CES) in the Linear Motor and Electromagnetism Eradiation Specialist Committees. Mr. Yang is also the People’s Representative of the City of Harbin.

Suofei Xu, Vice-President & Board Member - Since January 24, 2005, Mr. Suofei Xu, age 43, has been a director and Vice President of Harbin Electric. From 2003 until present, Mr. Xu has been the Vice President of Harbin Tech Full Electric Co., Ltd. From 2003 until present, he has been the Vice President of Harbin Tech Full Industry Co., Ltd. From 2001 to 2003, he was an investment manager for Shenzhen Capital Group Co., Ltd. From 1997 to 2001, he worked at Guangfa Securities Co., Ltd as a project manager. From 1991 to 1997, Mr. Xu worked as the Section Chief for system allocation reform of the Harbin Economic System Reform Committee. Mr. Xu graduated in 1988 from FuDan University with a B.A. in Law.

Chan Ching Chuen, Board Member, Chairman of Nominating Committee - Mr. Ching Chuen Chan, age 70, joined Harbin Electric’s Board of Directors on February 1, 2005 as an independent board member. Mr. Chan is an Honorary Professor at Hong Kong University’s Department of Electrical and Electronics Engineering. From 1976 through present, Mr. Chan earned many professorships in honorary, visiting and guest roles at world renowned institutions such as University of Hong Kong, Imperial College, London, Zhejiang University, Grenoble Polytechnic, France, Massachusetts Institute of Technology, USA and Tsing Hua University, Beijing among others. He is a Fellow of the Royal Academy of Engineering, U.K., the Chinese Academy of Engineering, the Ukraine Academy of Engineering Sciences and a Fellow and Vice President of Hong Kong Academy of Engineering Sciences. He is also a Fellow of IEEE, IEE and HKIE lecturing on electric vehicles worldwide and in 2000 was awarded the IEE International Lecture Medal. In 2001, he was selected as one of Asia’s Best Technology Pioneers by Asiaweek. During his career, Mr. Chan has advised on various consultancy projects for large corporations such as Ford Motor Company, Honda R & D Co Ltd., National Institute of Environmental Studies, Japan, Sumitomo Corporation and Mitsubishi Electric Corporation as well as serving as advisor to government agencies and active in the National Committee of Chinese People’s Political Consultative Conference. Mr. Chan graduated from Tsing Hua University in 1959 with an MSc in Electrical Engineering later achieving his PhD in 1982 from University of Hong Kong. From 1959 through 1966, Mr. Chan started his career lecturing at China University of Mining & Technology. From 1967 through 1976, Mr. Chan occupied the position of Chief design Engineer post at the Shanghai Electric Machines Works.

Patrick McManus, Board Member, Chairman of Audit Committee - Mr. Patrick McManus CPA, J.D., age 53, joined Harbin Electric’s Board of Directors on February 1, 2005 as an independent board member. Mr. McManus brings over 25 years of experience in business, finance and law to Harbin Electric. He was elected Mayor of the City of Lynn, Massachusetts in 1992 and served in this position until his retirement to the private practice of law and accounting in 2002. While serving the City of Lynn as its Mayor, he was elected a member and trustee of the Executive Committee of the U.S. Conference of Mayors (“USCM”) with responsibility for developing policy for the USCM. He also served as the Chairman of the USCM Science and Technology Subcommittee, the Urban Water Council, and as a member of  the USCM Audit Committee. Mayor McManus started his career in business with the General Electric Company in 1979, and was a Professor of Business and Finance at Salem State College in Massachusetts. Mayor McManus is an expert on China. He was instrumental in establishing a close alliance as well as coordinating a regular exchange of visits by members of the U.S. Conference of Mayors and the China Association of Mayors. Mr. McManus has been a Certified Public Accountant since 1985. Mr. McManus received his Juris Doctorate from Boston College Law School and an M.B.A from Suffolk University.

David Gatton, Board Member, Chairman of Compensation Committee - Mr. David Gatton, age 54, joined Harbin Electric’s Board of Directors on February 1, 2005 as an independent board member. Since 1985 Mr. Gatton has served as the Chairman and President of Development Initiatives, Inc, a Washington, D.C.-based government relations firm specializing in urban affairs, business development and marketing, serving a variety of public and private clients. Mr. Gatton advises cities, organizations, and companies on business development strategies, public/private partnerships and marketing initiatives. He has advised various organizations on tax reform, economic development initiatives and a variety of environmental laws, including the reauthorization of the Clean Water Act, the Safe Drinking Water Act, the Resource Conservation and Recovery Act, Superfund and the Clean Air Act. Some of Mr. Gatton’s major accomplishments include: development of U.S.-Sino Memorandum of Cooperation between U.S. and China Association of Mayors, development of a national brownfield redevelopment initiative, development of several multifamily low- and moderate-income housing developments, business development strategies 13 for various private firms, and assistance in development of economic development projects for numerous cities. Mr. Gatton holds a B.A. from Cornell College, and a Master’s degree from Harvard University.

Feng Bai, Board Member - Mr. Feng Bai, age 37, joined Harbin Electric’s Board of Directors in 2006 as an independent board member. Mr. Bai founded Lighthouse Consulting Ltd. in Hong Kong in February 2003 and has been its Managing Director since its founding. Mr. Bai has been active in advising foreign corporations to invest and setup joint ventures in China. Since 1999, Mr. Bai has been involved in the trading and distribution business in China. From 1997 to 1999, Mr. Bai was employed by the investment banking division of Banco Santander, focusing on clients and transactions in Asia. Mr. Bai received his M.B.A. degree from Harvard Business School in 1997 and graduated from Babson College in 1993 with a B.S. in Finance/Investment and International Business Administration.

Yunyue Ye, Board Member - Mr. Yunyue Ye, age 55, joined Harbin Electric’s Board of Directors in 2006 as an independent board member. Mr. Ye is currently a professor in Electrical Engineering at Zhejiang University, where he has taught for the past six years. Mr. Ye also currently serves as Director of the Aerospace Electric and Electrical Motor Institute of Zhejiang University and Director of the Linear Motor Institute of the Chinese Electrotechnical Society. Mr. Ye was also Council Member of the China Electrotechnical Society. Mr. Ye graduated from Zhejiang University in 1978.

FAMILY RELATIONSHIPS

Mr. Tianfu Yang and Mr. Tianli Yang, both of whom hold executive offices, are brothers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There has not been, since January 1, 2006, nor is there currently pending, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeded $120,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of these persons had or will have a direct or indirect material interest other than the following:

On June 16 ,2007, the Company entered into an Asset Purchase Agreement with Harbin Tech Full Electric Co., Ltd., a People’s Republic of China limited liability company and a wholly owned subsidiary of the Company (“Harbin Tech”), Harbin Taifu Auto Electric Co., Ltd., a limited liability company organized and existing under the laws of the People’s Republic of China (“Tianfu Auto”), Harbin Tech Full Industry Co., Ltd., a shareholder of Tianfu Auto (“HTFI”), Tianfu Yang, Suofei Xu and Zedong Xu, shareholders of HTFI, and Tianli Yang, a shareholder of both Tianfu Auto and HTFI (together with Tianfu Yang, Suofei Xu and Zedong Xu, the “Shareholders”).

Taifu Auto, was 98% owned by HTFI which was wholly owned by the Shareholders and was controlled by the Company’s Chairman and Chief Executive Officer, Mr. Tianfu Yang. The remaining 2% of Taifu Auto was owned by Tianli Yang, a Vice President of the Company. The Shareholders are comprised of Tianfu Yang, Chief Executive Officer and director of the Company, Tianli Yang, a Vice President of the Company, Suofei Xu, a Vice President and director of the Company, and Zedong Xu, Chief Financial Officer of the Company.

Pursuant to the terms of the Asset Purchase Agreement, Taifu Auto sold substantially all of its non-cash assets, including but not limited to, fixed assets in the form of equipment and inventory, customer, prospect and marketing lists, technology and intellectual property including all patents, trademarks, tradenames, copyrights and trade secrets, good will, accounts receivable and contract rights to Harbin Tech. In consideration for the sale of Taifu Auto’s assets, Taifu Auto received an aggregate purchase price consisting of (x) a cash payment in the amount of four million dollars ($4,000,000), and (y) 473,354 newly issued shares of the Company’s common stock. The transaction price was within the limitations established by the Company’s indenture relating to its senior secured floating rate notes. Pursuant to the terms of the indenture, the amount of consideration given was not to exceed $10.5 million in value, nor to include more than $4.0 million in cash or more than $6.5 million in shares of the Company’s common stock (valued on the basis of the volume weighted average price of such shares for the 15 trading days immediately prior to execution of a commitment to make such acquisition).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any person who owns more than 10% of our common stock, to file with the SEC initial reports of ownership of our common stock within 10 days of becoming a director, executive officer or greater than 10% stockholder, and reports of changes in ownership of our common stock before the end of the second business day following the day on which a transaction resulting in a change of ownership occurs. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such forms provided to us and written representations from our executive officers and directors, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% stockholders were complied with.

MEETING OF THE BOARD OF DIRECTORS

The Board of Directors held nine (9) meetings during 2006. No director attended less than 75% of the meetings of any committee of which the director was a member.

BOARD COMMITTEES

The Board of Directors has a Compensation Committee, a Nominating Committee and an Audit Committee. Each committee is required by its respective charter to meet at least once a year.

COMPENSATION COMMITTEE

The Compensation Committee was established on February 17, 2006, and adopted its charter on February 17, 2006. The members of the Compensation Committee during 2006 were Patrick McManus, Feng Bai, and David Gatton who serves as the Chairman of the Compensation Committee. Each of the above-listed compensation committee members were or are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers.

The function of the Compensation Committee is to evaluate, recommend to the Board of Directors, and/or determine, the compensation levels of the Company’s executives, including the Chief Executive Officer; and the equity allocations relating to the Company’s equity programs.

No member of our Compensation Committee has at any time been an officer or employee of ours or our subsidiaries. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other company, nor has any interlocking relationship existed in the past. The Compensation Committee met on two (2) occasions during 2006.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee was established on February 17, 2006. The members of the Nominating and Corporate Governance Committee during 2006 were Patrick McManus, David Gatton and Ching Chuen Chan who serves as the Chairman of the Nominating and Corporate Governance Committee. Each of the above-listed nominating committee members were or are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors. The function of the Nominating and Corporate Governance Committee is to assist and advise the Board of Directors with respect to:

•	identifying individuals qualified to become members of the Board of Directors;

•	recommending to the Board of Directors the director nominees for the next annual meeting of stockholders;

•	evaluating the overall functioning and performance of the Board of Directors and its committees; and

•	developing and overseeing a set of corporate governance guidelines for the Company.

The Nominating and Corporate Governance Committee has a charter, a copy of which was included as Appendix A to Harbin’s proxy statement for its Annual Meeting held in 2006. The Nominating and Corporate Governance Committee evaluates all nominees, including current directors who may be up for re-election, based on several different professional criteria and in accordance with the minimum requirements as established in its charter and in the Company’s Articles of Incorporation and Bylaws. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. Stockholders can recommend qualified candidates for the Board of Directors by submitting the candidate’s name and qualifications to: Ching Chuen Chan, Chairman, Nominating and Corporate Governance Committee, Harbin Electric, Inc., 2 Penn Center, Suite 1306, Philadelphia, PA 19102. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee was recommended by a stockholder. Among other things, the Nominating and Corporate Governance Committee takes into account, when acting upon nominees, factors such as familiarity with the industry in which the Company operates, experience in working with China-based companies, the relevant expertise of its directors and director nominees, whether the director or nominee would be considered independent, the time that the director or nominee will be able to devote to Company matters, experience with US public companies, language skills and other factors. The Nominating and Corporate Governance Committee believes that it is appropriate to include representation of senior management on the board of directors. The Nominating and Corporate Governance Committee met three (3) times during 2006. The Nominating and Corporate Governance Committee has approved and recommended the nominees for election as director at this Annual Meeting of Stockholders.

AUDIT COMMITTEE

The Audit Committee was established on February 17, 2006, and the Board of Directors adopted a written charter for the Audit Committee, a copy of which was included as Appendix B to Harbin’s proxy statement for its Annual Meeting held in 2006. The function of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its oversight responsibility to stockholders, potential stockholders, the investment community and others relating to:

•	the integrity of the Company’s financial statements;

•	the financial reporting process;

•	the systems of internal accounting and financial controls;

•	the performance of the Company’s internal audit function and independent auditors;

•	the independent auditors’ qualifications and independence; and

•	the Company’s compliance with ethics policies and legal and regulatory requirements.

The Audit Committee met five (5) times during 2006.

During 2006, the members of the audit committee were David Gatton, Feng Bai and Patrick McManus, who served as the Chair of the Audit Committee. All of the above-listed audit committee members were or are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

The Board of Directors has determined that we have at least one audit committee financial expert, as defined in the Exchange Act, serving on our audit committee. Patrick McManus is the “audit committee financial expert” and is an independent member of the Board of Directors.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management, and has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the SEC.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS.

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Secretary of the Company, Harbin Electric, Inc., 2 Penn Center, Suite 1306, Philadelphia, PA 19102. Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or taking appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of ethics that applies to our Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. A written copy of the Code will be provided upon request at no charge by writing to our Chief Financial Officer, c/o Harbin Electric, Inc., 2 Penn Center, Suite 1306, Philadelphia, PA 19102. Our Code of Ethics is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this Code.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The following table contains information concerning the compensation of our chief executive officer for the fiscal year ended December 31, 2006. No executive officer had compensation in excess of $100,000 in the fiscal year ended December 31, 2006.

Summary Compensation Table

The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company’s last two fiscal years to each of the following named executive officers (the “Named Executive Officers”).

	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	All other compensation (2) ($)	Total ($)

Tianfu Yang, CEO	2006	10,460	0	11,880(3)	0	22,340
	2005	8,000	0	—	0	8,000
Zedong Xu, CFO	2006	10,460	0	7,920(4)	0	18,380
	2005	8,000	0	—	0	8,000
Suofei Xu, Vice President	2006	10,460	0	7,920 (5)	0	18,380
	2005	8,000	0	—	0	8,000
Tianli Yang, Vice President	2006	10,460	0	7,920 (6)	0	18,380
	2005	8,000	0	—	0	8,000

(1) Valuation based on the dollar amount of option grants recognized for financial statement reporting purposes pursuant to FAS 123(R) with respect to 2006.

(2) The aggregate amounts of perquisites and other personal benefits paid to the Named Executive Officers does not exceed the greater of $25,000 or 10% of all items included in the Summary Compensation Table.

(3) Mr. Tianfu Yang received a stock option grant of 30,000 shares in February 2006 at an exercise price of $8.10 per share, 10,000 of which vested and were exercisable within 60 days of December 31, 2006.

(4) Mr. Zedong Xu received a stock option grant of 20,000 shares in February 2006 at an exercise price of $8.10 per share, 6,667 of which vested and were exercisable within 60 days of December 31, 2006.

(5) Mr. Suofei Xu received a stock option grant of 20,000 shares in February 2006 at an exercise price of $8.10 per share, 6,667 of which vested and were exercisable within 60 days of December 31, 2006.

(6) Mr. Tianli Yang received a stock option grant of 20,000 shares in February 2006 at an exercise price of $8.10 per share, 6,667 of which vested and were exercisable within 60 days of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information as to the Company’s outstanding equity awards as of December 31, 2006.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Tianfu Yang, CEO	10,000	20,000	(1)	0	$8.10	2/ 6/11
Zedong Xu,CFO	6,667	13,333	(2)	0	$8.10	2/ 6/11
Suofei Xu, Vice President	6,667	13,333	(3)	0	$8.10	2/ 6/11
Tianli Yang, Vice President	6,667	13,333	(4)	0	$8.10	2/ 6/11

(1) These options will vest in twelve equal quarterly installments over a three year period commencing on May 6, 2006.

(2) These options will vest in twelve equal quarterly installments over a three year period commencing on May 6, 2006.

(3) These options will vest in twelve equal quarterly installments over a three year period commencing on May 6, 2006.

(4) These options will vest in twelve equal quarterly installments over a three year period commencing on May 6, 2006.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans.

DIRECTOR COMPENSATION

The following table summarizes compensation that our directors earned during 2006 for services as members of our Board.

Name	Fees Earned or Paid in Cash ($)	Options Awards ($) (1)		All Other Compensation ($) (2)	Total ($)
Ching Chuen Chan	7,537	0	(3)	0	7,537
David Gatton	24,000	3,960	(4)	0	27,960
Patrick McManus	24,000	3,960	(5)	0	27,960
Feng Bai	2,000	0		0	2,000
Oliver Weisberg	0	0		0	0
Yunyue Ye	0	0		0	0

(1) Valuation based on the dollar amount of option grants recognized for financial statement reporting purposes pursuant to FAS 123(R) with respect to 2006.

(2) The aggregate amounts of perquisites and other personal benefits paid to the Company’s directors does not exceed $10,000.

(3) During the fiscal year ended December 31, 2005, Mr. Ching Chuen Chan received a stock option award of 50,000 shares at an exercise price of $3.10 per share all of which have vested and are currently exercisable.

(4) Mr. David Gatton received a stock option grant of 10,000 shares in February 2006 at an exercise price of $8.10 per share, 3,333 of which vested and were exercisable within 60 days of December 31, 2006.  During the fiscal year ended December 31, 2005, Mr. David Gatton received a stock option award of 50,000 shares at an exercise price of $3.10 per share, all of which have vested and are currently exercisable

(5) Mr. Patrick McManus received a stock option grant of 10,000 shares in February 2006 at an exercise price of $8.10 per share, 3,333 of which vested and were exercisable within 60 days of December 31, 2006.  During the fiscal year ended December 31, 2005, Mr. Patrick McManus received a stock option award of 50,000 shares at an exercise price of $3.10 per share, all of which have vested and are currently exercisable.

Our directors receive monthly cash compensation for their services as members of the Board of Directors.

STOCK INCENTIVE PLAN

Our long term incentives are in the form of stock options to directors, executives, employees and consultants under the 2005 Stock Option Plan (the “Plan”). The objective of these awards is to advance the longer term interests of our Company and our stockholders and complement incentives tied to annual performance. These awards provide rewards to directors, executives and other key employees and consultants upon the creation of incremental stockholder value and attainment of long-term earnings goals. Stock option awards under the Plan produce value to participants only if the price of our stock appreciates, thereby directly link the interests of the participants with those of the stockholders.

On January 31, 2005, the Company granted a total of 150,000 stock options to purchase shares of its common stock to three directors of the Company under the Plan, pursuant to written agreements (the “Agreements”). Each of these options terminates five (5) years from the date of grant. Per each of the Agreements, options shall become exercisable during the term that Optionee serves as a Director of the Company as follows: (i) 50% of the shares of Stock subject to each of these Options became exercisable immediately as of the date of the Agreements; and (ii) the balance of the shares of stock subject to these Options shall become exercisable in eight (8) equal quarterly installments of three thousand one hundred twenty five (3,125) shares of stock subject to this Option. The first such installment became exercisable as of the last day of the first quarter of calendar year 2005, with an additional 3,125 of such shares becoming exercisable as of such date. An additional 3,125 of such shares became exercisable on the last day of each of the second, third and fourth quarters of 2005 and on the last day of each of the first, second and third quarters of 2006. The Company granted to Optionee the right to purchase the number of shares of Stock set forth in the Agreement, for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at $3.10 per share, such price being not less than eighty-five percent (85%) of the fair market value per share of the Shares covered by this Option as of the date of the Agreement.

On September 26, 2005, the Company granted options (the “Options”) to purchase 250,000 shares of the Company’s common stock at an exercise price $3.93, the closing price on September 23, 2005. One-fifth (1/5) of the Options (50,000 shares) vested immediately upon granting. The remaining Options shall vest over a 3-year period, with 13.33% (33,333 shares) vesting on March 26, 2006, 13.33% (33,333 shares), vesting on September 26, 2006, 13.33% (33,333 shares), vesting on March 26, 2007, 13.33% (33,333 shares), vesting on September 26, 2007, 13.33% (33,333 shares), and the balance vesting thereafter on a semi-annual basis, proportionately.

On February 6, 2006, the Company granted options to purchase 500,000 shares of the Company’s Common Stock at an exercise price of $8.10, the closing price on February 6, 2006. These options will vest in twelve equal quarterly installments over a three year period commencing on May 6, 2006. These options will expire on February 6, 2011.

On February 26, 2007, the Company granted options to purchase 25,000 shares of the Company’s Common Stock at an exercise price of $12.40, the closing price on February 26, 2007. These options will vest over a three year period, with 2,087 shares vesting on February 28, 2007 and 2,083 shares vesting thereafter on the last day of each calendar quarter.

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2006.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	925,000	$6.28	575,000
Total	925,000	$6.28	575,000

Aggregate Option Exercises In Last Fiscal Year and Fiscal Year-End Values

There were no options exercised by the named executive officers in 2006.

Employment Contracts

Barry Raeburn 's employment agreement has a term of three years, commencing on September 26, 2005 and will terminate on September 25, 2008, and provides for a salary of $80,000 per year, as shall be approved from time to time by the Board of Directors. The agreement also provides for the grant of options to purchase 250,000 shares of the Company's common stock at an exercise price $3.93, the closing price on September 23, 2005. One-fifth (1/5) of the options (50,000 shares) shall vest immediately. The remaining options shall vest over a 3-year period, with 13.33% (33,333 shares) vesting on the 180th day of the effective date of the agreement and the balance vesting thereafter on a semi-annual basis, proportionately over the course of the following three (3) years. We can terminate Mr. Raeburn's employment with cause, or without cause. In the event Mr. Raeburn's employment is terminated without cause, he will be eligible to receive any base salary earned to the date of termination, a severance amount equal three (3) times his current base salary in effect on the date of termination and the immediate vesting of any unvested options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of our Compensation Committee of the Board of Directors were Patrick McManus, Feng Bai, and David Gatton. No member of our Compensation Committee was, or has been, an officer or employee of the Company or any of our subsidiaries.

No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

REQUIRED VOTE

Election of the directors requires the affirmative vote of the plurality of the shares presented in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE SEVEN NOMINEES FOR DIRECTOR SET FORTH HEREIN.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Moore Stephen Wurth Frazer and Torbet, LLP has served as our independent auditors since December 14, 2006, and the Board of Directors has appointed Moore Stephen Wurth Frazer and Torbet, LLP as our independent auditors for the 2007 fiscal year. A representative from Moore Stephen Wurth Frazer and Torbet, LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so. Our former auditors, the firm of Kabani & Company, Inc. served as our independent auditors from January 24, 2005 to December 14, 2006. No representative from Kabani & Company, Inc. is expected to be present at the Annual Meeting.

Fees of Independent Auditor

Aggregate fees billed to us by Moore Stephen Wurth Frazer and Torbet, LLP and Kabani & Company, Inc. during the fiscal year ended December 31, 2006 were:

2006
Audit Fees	$220,000
Audit Related Fees	-
Tax Fees	-
All Other Fees	-
Total	$220,000

Audit Fees

This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements on Form 10-KSB, audit or management’s assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-QSB and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees

This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

Tax Fees

This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

All Other Fees

There are no other fees to disclose.

Aggregate fees billed to us by Kabani & Company, Inc. during the fiscal year ended December 31, 2006 and 2005 were:

	2006	2005
Audit Fees	$22,500	$60,000
Audit Related Fees	-	$7,500
Tax Fees	-	$2,500
All Other Fees	-	-
Total	$22,500	$70,000

Audit Fees

This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements on Form 10-KSB, audit or management’s assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-QSB and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees

This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

Tax Fees

This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

All Other Fees

There are no other fees to disclose.

The Audit Committee reviewed and approved all audit and non-audit services provided by Moore Stephen Wurth Frazer and Torbet, LLP and concluded that these services were compatible with maintaining its independence. The Audit Committee approved the provision of all non-audit services by each firm.

Pre-Approval Policies and Procedures

The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The audit committee may also pre-approve particular services on a case-by-case basis.

REQUIRED VOTE

Ratification of the appointment of the independent public accounts requires the affirmative vote of the plurality of the shares presented in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

MISCELLANEOUS

2008 STOCKHOLDER PROPOSALS

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act at our 2007 Annual Meeting of Stockholders, that will be held in 2008, for inclusion in the Company’s proxy statement and form of proxy for such meeting must notify the Company no later than June 9, 2008.

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s bylaws. The Company’s bylaws do not contain such an advance notice provision.

GENERAL

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s Annual Report on Form 10-KSB was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED October 15, 2007. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors

/s/ Tianfu Yang
Tianfu Yang Chairman, and Chief Executive Officer

October 15, 2007

HARBIN ELECTRIC, INC.

PROXY FOR ANNUAL MEETING

TO BE HELD ON NOVEMBER 15, 2007

The undersigned stockholder of Harbin Electric, Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tianfu Yang and Suofei Xu, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of the Company to be held at 8:30 a.m. (local time), at No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu Harbin Kai Fa Qu, Harbin, People’s Republic of China on November 15, 2007, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote “FOR” each proposal.
1.

Elect seven (7) Directors	1. Tianfu Yang	2. Suofei Xu	3. Ching Chuen Chan
	4. Patrick McManus	5. David Gatton	6. Feng Bai
7. Yunyue Ye

☐ FOR all nominees listed above (except those whose names or numbers have been written on the line below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed above.
_________________________________________________

2.	Proposal to ratify the appointment of Moore Stephen Wurth Frazer and Torbet, LLP as the Company’s independent auditors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date: _____________, 2007	___________________________________________

___________________________________________
PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.